SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

                 Date of Earliest Event Reported
                           May 2, 1995

              Inter-Regional Financial Group, Inc.

     (Exact name of registrant as specified in its charter)



                            DELAWARE

 (State or other jurisdiction of incorporation of organization)


               1-8186                         41-1228350
      (Commission File Number)       (IRS Employer Identification
                                                Number)

        Dain Bosworth Plaza
       60 South Sixth Street
       Minneapolis, Minnesota                 55402-4422
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (612) 371-7750

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Item 5.   OTHER EVENTS

          Reference is made to Exhibit 28 filed herewith.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 28  Press release regarding the naming of
                      Irving Weiser as the registrant's Chairman and the election of John C. Appel to the registrant's Board of Directors.

                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           INTER-REGIONAL FINANCIAL GROUP, INC.
                                        Registrant


Date:   May 17, 1995             By:  Daniel J. Reuss
        ------------------            ----------------------
                                      Daniel J. Reuss
                                      Senior Vice President
                                         and Treasurer

      INTER-REGIONAL FINANCIAL GROUP, INC. AND SUBSIDIARIES
                        INDEX OF EXHIBITS


Exhibit No.

      28       - Press release  regarding the  naming  of  Irving
                 Weiser as the registrant's Chairman and the election of John C. Appel to the registrant's
                 Board of Directors.